UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Unrivaled Brands, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNRIVALED BRANDS, INC. c/o WCST Proxy Services 721 N. Vulcan Ave. Ste. 106 Encinitas, CA 92024	PRSRT FIRST-CLASS MAIL US POSTAGE PAID ENCINITAS CA PERMIT # 241

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT NOTICE	CONTROL NUMBER:

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 5, 2023

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 5, 2023 ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

***Exercise Your Right to Vote**
Meeting Type: ANNUAL MEETING OF STOCKHOLDERS		Date: DECEMBER 5, 2023
FOR HOLDERS AS OF:	OCTOBER 16, 2023	Time: 9:30 A.M. PACIFIC DAYLIGHT TIME
Location:	TO BE HELD VIRTUALLY BY CALLING 877-407-9218 TOLL FREE OR +1 201-493-6735
--- BEFORE YOU VOTE --- Proxy Materials Available to VIEW or RECEIVE: Notice and Proxy Statement, Annual Report on Form 10-K

HOW TO VIEW OR REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call 1-619-664-4780	FAX: Send this card to 760-452-4423	VIEW MATERIALS ONLINE VIA THE INTERNET: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/ AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: proxy@wcsti.com INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE NOVEMBER 28, 2023.

THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/

---HOW TO VOTE---

VOTE BY INTERNET	TO VOTE BY INTERNET, GO TO HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-UNRV/ BEFORE 11:59 P.M. EASTERN TIME DECEMBER 4, 2023 USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE.
VOTE AT THE MEETING	TO VOTE THESE SHARES AT THE MEETING, YOU MAY DO SO BY DIALIING 877-407-9218 OR 201-493-6735 WHERE YOU CAN PARTICIPATE AND VOTE DURING THE LIVE AUDIOCAST.
VOTE BY MAIL	YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE MATERIALS BEFORE NOVEMBER 28, 2023 WHICH WILL INCLUDE A PROXY CARD.
VOTE BY TELEPHONE	TO VOTE BY TELEPHONE, CALL 619-664-4780 BEFORE 11:59 PM EASTERN TIME DECEMBER 4, 2023 USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:
1.

TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER DATED AS OF OCTOBER 9, 2023 BY AND AMONG THE COMPANY, BLUM HOLDING, INC., A DELAWARE CORPORATION, AND BLUMD MERGER SUB, INC., A NEVADA CORPORATION.;

2.

TO APPROVE AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN 1-FOR70 AND 1-FOR-100, AS DETERMINED BY OUR BOARD FO DIRECTORS;

3.	TO ELECT THREE (3) DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS;
4.	TO APPROVE, ON A NON-BINDING ADVISORY BASIS, WHETHER FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE EVERY ONE, TWO OR THREE YEARS;
5.	TO SELECT, ON A NON-BINDING ADVISORY BASIS , WHETHER FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE EVERY ONE, TWO OR THREE YEARS.;
6.	TO RATIFY THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMEBER 31, 2023;
7.

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING FROM TIME TO TIME TO A LATER DATE OR DATES, IF NECESSARY AND APPROPRIATE, UNDER CERTAIN CIRCUMSTANCS, INCLUDING FOR THE PURPOSE OF SOLICTING ADDITIONAL PROXIES IN FAVOR OF ONE OR MORE OF THE FOREGOING PROPOSALS, IN THE EVENT THE COMPANY DOES NOT RECEIVE THE REQUISITE STOCKHOLDER VOTE TO APPROVE SUCH PROPOSAL(S) OR ESTABLISH A QUORUM.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD